UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 16, 2010 (September 13, 2010)
Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH  44481
(Address of principal executive offices)

(330) 373-1221
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 22, 2010, First Place Financial Corp. issued an earnings release announcing its financial results for the three months and fiscal year ended June 30, 2010.  In the process of finalizing the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010, management determined that an additional valuation allowance of $946,000 for real estate owned should be recorded for the fourth quarter of fiscal 2010 with a corresponding charge to expense.  There is no tax benefit associated with this additional allowance as the Company has a valuation allowance on deferred tax assets and is not currently recognizing additional deferred tax assets.  Management anticipates filing the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission on or about September 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: September 16, 2010	By:	/s/ David W. Gifford
David W. Gifford
Chief Financial Officer